CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Exhibit 10.25

(Execution Version)

Certain identified information has been omitted from this document because it is not material and is the type that the Company customarily and actually treats as private or confidential, and has been marked with “[***]” to indicate where omissions have been made.

CHANGE ORDER

November 30, 2023	Change Order No. 2

Reference: Cement for Soil Stabilization, Concrete Batch Plants, and Aggregates

Change Order Request No. SCO-0003

Venture Global CP2 LNG, LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (“Owner”), and Worley Field Services Inc., a corporation duly organized and validly existing under the laws of the State of Texas (“Contractor”), hereby agree to the following change to that certain Engineering, Procurement and Construction Agreement, dated as of May 12, 2023, by and between Owner and Contractor (as amended, supplemented or otherwise modified, the “Agreement”). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. This Change Order, agreed upon by the Parties pursuant to Article 12 of the Agreement, is considered an amendment to the Agreement. Except to the extent specifically described in this Change Order, the change(s) set forth herein do(es) not relieve Contractor of its responsibilities set forth in the Agreement.

Provided that this Change Order is executed by both Parties, this Change Order will constitute a full and final settlement and accord and satisfaction of all effects of the change(s) described herein, and shall be deemed to compensate Contractor fully for such effects, unless otherwise provided in the detailed description below.

Changes:

The Agreement is hereby modified with the revisions set forth below:

(a)	Article 1 of the Agreement is hereby amended by deleting the defined term “Owner Contracts” in its entirety and replacing it with the following:

““Owner Contracts” means:

(1)	the Construction Agreement relating to the Marine Works to be entered into between Owner and TBD;

(2)	the Construction Agreement relating to the Storm Surge Wall to be entered into between Owner and TBD;

(3)	the LTS PO;

(4)	the PIS PO;

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution Version)

(5)	the LNG Storage Tanks Engineering, Procurement and Construction Agreement (Phase 1) dated as of June 22, 2023 between CB&I Storage Tank Solutions LLC and Owner;

(6)	the PTS PO;

(7)	the Pipeline and Gas Gate Station PO;

(8)	the BOG PO;

(9)	the ACC PO;

(10)	the Loading Arms PO;

(11)	the Loading Pumps PO;

(12)	the Cement PO;

(13)	the Aggregates PO; and

(14)	the Concrete Batch Plants PO.”

(b)	Article 1 of the Agreement is hereby amended by inserting the following new defined terms in alphabetical order:

““Cement PO” means the purchase order contract for cement, concrete, and other consumables to be entered into by Owner.”

““Aggregates PO” means the purchase order contract for aggregate, riprap, and other consumables to be entered into by Owner.”

““Concrete Batch Plants PO” means the purchase order contract for concrete batch plants to be entered into by Owner.”

(c)	Exhibit A, Section 4.8, sub-section 29) c) i. is amended by appending the following:

“For the avoidance of doubt, the following materials will be supplied by Owner:

•	cement for soil stabilization;

•	aggregate, gravel and lime for site preparation; and

•	ready-mix concrete.”

For the avoidance of doubt, the foregoing shall have no impact on the requirements set forth in Section 15.3.4. and as defined in Exhibit R to the Contract.

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution Version)

Price:

The Parties have agreed to reduce the Target Price by the amount of [***].

Initial Target Price:	[***]

Current Target Price:	[***]

Value of Change Order:	[***]

Adjusted Target Price as a result of this Change Order:	[***]

Deliverable Schedule:

This Change Order is not valid, except as otherwise provided in the Agreement, until fully executed by Contractor and Owner.

[Signatures on the following page.]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution Version)

IN WITNESS WHEREOF, the Parties have caused this Change Order to be executed by their duly authorized representatives as of the date and year first above written.

Venture Global CP2 LNG, LLC	Worley Field Services Inc.

By:[***]	By: [***]

Name: [***]	Name: [***]
Title: [***]	Title: [***]

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